UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2018

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Veritone, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38093 (Commission File Number)	47-1161641
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

575 Anton Boulevard, Suite 100, Costa Mesa, California 92626
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 888-507-1737

N/A

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.1 4a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1-4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1-3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.  Results of Operations and Financial Condition.

On November 12, 2018, Veritone, Inc. (the “Company”) announced its financial results for the third quarter ended September 30, 2018, as well as its outlook for net revenues and certain key performance indicators for the fourth quarter of 2018.  The press release issued by the Company in connection with the announcement is attached to this report as Exhibit 99.1.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measure

In the press release attached to this report as Exhibit 99.1, the Company has supplemented its financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP) with a non-GAAP financial measure.  This non-GAAP financial measure and the reasons for its inclusion, as well as the limitations on the usefulness of such information to an investor, are described below.

The Company has provided a non-GAAP measure of “Adjusted EBITDAS,” which represents earnings before interest, depreciation, amortization and stock-based compensation expenses, adjusted to exclude certain acquisition, integration and financing-related costs, for the three and nine months ended September 30, 2018 and September 30, 2017.  A table detailing the items excluded from this non-GAAP Adjusted EBITDAS measure and reconciling it to the Company’s net loss calculated in accordance with GAAP is included following the financial statements that are a part of the press release.

The Company has provided this non-GAAP measure in addition to its GAAP results because management believes that it is an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in its industry. Management also uses this information internally for forecasting and budgeting. Other companies (including the Company’s competitors) may define Adjusted EBITDAS differently. This non-GAAP measure should not be considered as an alternative to net income (loss), operating income (loss) or any other financial measures so calculated and presented, nor as an alternative to cash flow from operating activities as a measure of liquidity. It may not be indicative of the historical operating results of the Company or predictive of potential future results. Investors should not consider Adjusted EBITDAS in isolation or as a substitute for analysis of the Company’s results reported in accordance with GAAP.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 12, 2018 (furnished pursuant to Item 2.02 and not deemed filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2018	Veritone, Inc.

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Executive Vice President, General Counsel
and Secretary